UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October/2/2012

Commission File Number

001-34581

Kraton Performance Polymers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments.

On October 2, 2012, the Registrant concluded it will take a noncash, pre-tax impairment charge, currently estimated not to exceed $10.0 million, against assets related to its proposed construction of an HSBC facility in Taiwan. The conclusion was made in connection with the expiration of the Company’s Framework Agreement with Formosa Petrochemical Corporation (“FPCC”), which provided for the general terms upon which the parties would seek to establish a joint venture for the construction of the HSBC facility. The Company’s press release announcing the impairment charge is furnished herewith as Exhibit 99.1.

Item 8.01 Other Events.

On October 3, 2012, the Registrant issued a press release announcing that it plans to expand hydrogenated styrenic block copolymer (“HSBC”) manufacturing capability in Asia on a stand-alone basis at a location to be determined in the region. The Registrant further announced that it had opted not to extend the previously disclosed Framework Agreement between the Registrant and FPCC, which expired in accordance with its terms on September 30, 2012. The expired agreement had governed the formation of a proposed 50/50 joint venture to build, own and operate a 30-kiloton HSBC plant at FPCC’s petrochemical site in Mailiao, Taiwan. Estimates of the costs and timing of the stand-alone project were not available at the time of the release. A copy of the press release is furnished with this report and attached hereto as Exhibit 99.1.

FORWARD LOOKING STATEMENTS

The current report on Form 8-K may contain "forward-looking statements," which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, anticipated performance, plans or intentions, including statements with respect to the proposed construction of a manufacturing facility in the Asia-Pacific region (including timing, anticipated results or feasibility) and any estimated charge against earnings. All forward-looking statements in this press release are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in "Part I. Item 1A. Risk Factors" contained in our Annual Report on 10-K, as filed with the Securities and Exchange Commission and as subsequently updated in our Quarterly Reports on Form 10-Q. We hereby make reference to all such filings for all purposes. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits furnished herewith

Exhibit 99.1: Kraton Performance Polymers, Inc. Press Release dated October 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: October 3, 2012	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Kraton Performance Polymers, Inc. Press Release dated October 3, 2012